UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2013

THE ENGRAVING MASTERS, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-52942	20-5543728
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3717 W. Woodside
Spokane, WA	99208
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (509) 599-2728

_____________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On December 17, 2013, Weaver Martin & Samyn, LLC notified the Registrant of its decision to resign as the Registrant’s certifying independent registered public accountants, effective as of that date.  None of the reports of Weaver Martin & Samyn, LLC on the financial statements of the Registrant contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern paragraph in Weaver Martin & Samyn, LLC's report on the Registrant’s financial statements as of and for the years ended December 31, 2012 and 2011.

During the Registrant’s two most recent fiscal years and during any subsequent interim periods preceding the date of termination, there were no disagreements with Weaver Martin & Samyn, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to Weaver Martin & Samyn, LLC’s satisfaction, would have caused them to refer to the subject matter of the disagreement(s) in connection with their report; and there were no "reportable events" as defined in Item 304 (a)(1) of the Securities and Exchange Commission's Regulation S-K.

On February 18, 2014, the Board of Directors of the Registrant approved the engagement of, and the Registrant did on such same date engage, Seale and Beers, CPAs, 50 S. Jones Blvd., Suite 201, Las Vegas, NV 89107, as its independent registered public accounting firm commencing February 18, 2014, for the fiscal year ended December 31, 2013.  During the two most recent years and the subsequent interim period through the date of engagement, neither the Registrant nor anyone engaged on its behalf has consulted with Seale and Beers, CPAs regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) or (v) of Regulation S-K).

The Registrant has furnished Weaver Martin & Samyn, LLC with a copy of the disclosures under this Item 4.01 and has requested that Weaver Martin & Samyn, LLC provide a letter addressed to the SEC stating whether or not they agree with the statements made herein or stating the reasons in which they do not agree.  The letter from Weaver Martin & Samyn, LLC is filed herewith.

ITEM 9.01  EXHIBITS

Exhibit Number	Name and/or Identification of Exhibit

16	Letter from Seale and Beers, CPAs

99	Weaver Martin & Samyn, LLC Resignation Letter, dated December 17, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ENGRAVING MASTERS, INC.
(Registrant)

Signature	Title	Date

/s/ David Uddman	President and CEO	March 17, 2014
David Uddman

/s/ Jolene Uddman	Secretary	March 17, 2014
Jolene Uddman

/s/ Jolene Uddman	Chief Financial Officer	March 17, 2014
Jolene Uddman

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